AXA Equitable Life Insurance Company

Supplement dated June 5, 2019 to the May 1, 2019 prospectuses for:

• Retirement Cornerstone® Series	• Retirement Cornerstone® Series 13.0
• Retirement Cornerstone® Series 12.0

This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information (together the “prospectus”) offered by AXA Equitable Life Insurance Company (the “Company”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. This Supplement incorporates the prospectus by reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

NOTICE OF LIQUIDATION

The Company has been informed that the Lord Abbett Classic Stock Portfolio (the “Portfolio”) will be liquidated at the close of business on or about July 31, 2019 (the “Liquidation Date”). The Lord Abbett Classic Stock Portfolio variable investment option (the “Investment Option”), currently available in your contract, invests in the Portfolio. Consequently, we will close the Investment Option as of the Liquidation Date.

Prior to the Liquidation Date, you may transfer any account value allocated to the Investment Option to another investment option. This transfer will not count against the number of free transfers permitted annually. If you still have account value allocated to the Investment Option on the Liquidation Date, shares of the Portfolio held for you in the Investment Option will be exchanged for shares of the EQ/Money Market Portfolio (the “Money Market Portfolio”), of equal value on the Liquidation Date, and held in the EQ/Money Market variable investment option (the “Money Market Investment Option”) and any current allocation instructions for the Investment Option will be replaced with the Money Market Investment Option.

The Money Market Portfolio prospectus contains information about its objectives, investment strategies, risks, fees, and expenses. Please read it carefully before investing. You may contact us to obtain another copy of the Money Market Portfolio prospectuses.

As mentioned above, if you would like to make a transfer directly from the Investment Option into one or more of the other investment options, we must receive instructions from you prior to the Liquidation Date. We have enclosed a One-Time Transfer and Investment Option Selection form in case you prefer to transfer your account value in this investment option or provide us with new allocation instructions prior to the Liquidation Date. You can also make transfers and/or amend allocation instructions via Online Account Access by visiting our website at: www.axa.com.

Retirement Cornerstone® is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

SAR – RC 1, 11, 12, 13	Catalog No. 159996 (6.19)
IM-18-19 (6.19)	#757754